                                                                    EXHIBIT 25

                               Power of Attorney

         We the undersigned directors and officers of IDEX Corporation and each of us, do hereby constitute and appoint Donald N. Boyce, Wayne P. Sayatovic, Douglas C. Lennox and Robert D. Grindel, or any of them our true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in our name and behalf in our capacities as directors and officers and to execute any and all instruments for us and in our name, which attorneys and agents or any of them may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-3 relating to the sale by Mitchell H. Saranow of 75,700 shares of common stock of the corporation (the "Registration Statement"), including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them shall do or cause to be done by virtue hereof.


              Signature                              Title                                Date
              ---------                              -----                                ----
 /S/    DONALD N. BOYCE               Chairman of the Board, President                  October 31, 1996
 -------------------------------      and Chief Executive Officer
        Donald N. Boyce

 /S/  WAYNE P. SAYATOVIC              Senior Vice President - Finance,                  October 31, 1996
 -------------------------------      Chief Financial Officer and
      Wayne P. Sayatovic              Secretary (Principal Financial
                                      and Accounting Officer)

 /S/    RICHARD E. HEATH              Director                                          October 31, 1996
 -------------------------------
        Richard E. Heath

--------------------------------      Director                                          October 31, 1996
        Henry R. Kravis

 /S/    WILLIAM H. LUERS              Director                                          October 31, 1996
 -------------------------------
        William H. Luers

 /S/     PAUL E. RAETHER              Director                                          October 31, 1996
 -------------------------------
         Paul E. Raether

 /S/   CLIFTON S. ROBBINS             Director                                          October 31, 1996
 -------------------------------
       Clifton S. Robbins

 /S/  GEORGE R. ROBERTS               Director                                          October 31, 1996
 -------------------------------
      George R. Roberts

 /S/     NEIL A. SPRINGER             Director                                          October 31, 1996
 -------------------------------
         Neil A. Springer

 /S/   MICHAEL T. TOKARZ              Director                                          October 31, 1996
 -------------------------------
       Michael T. Tokarz

